                         PNC Bank, National Association
                               South Tryon Square
                            201 South College Street
                                    Suite 900
                         Charlotte, North Carolina 28202

                                 August 14, 2006

TeamStaff, Inc.
TeamStaff Rx, Inc.
RS Staffing Services, Inc.
300 Atrium Drive
Somerset, New Jersey 08873

Gentlemen:

Reference is hereby made to that certain Revolving Credit and Security Agreement dated as of June 8, 2005, as amended, by and among TeamStaff, Inc., a New Jersey corporation, TeamStaff Rx, Inc., a Texas corporation, and RS Staffing Services,
Inc., a Georgia corporation (collectively, the "Borrowers"), the financial institutions party thereto (the "Lenders") and PNC Bank, National Association, a
national banking association, as agent for the Lenders (in such capacity, the
"Agent") (the "Credit Agreement"). The purpose of this letter is to amend
Section 6.5(a) of the Credit Agreement to read as followes:

         "(a) Fixed Charge Coverage Ratio.

         Cause to be maintained a Fixed Charge Coverage Ratio of not less than
(i) 1.0 to 1.0 for the twelve month period ending as of June 30, 2006 and (ii)
1.05 to 1.0 for the twelve month period ending as of September 30, 2006 and as of each fiscal quarter thereafter."

Please acknowledge your agreement to the terms set forth herein by signed below.

                                   Very truly yours,

                                   PNC Bank, National Association, as Agent
                                   and Lender

                                   By
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                                   Title
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Agreed to acknowledged by:

TeamStaff, Inc.

By
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Title
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TeamStaff Rx, Inc.

By
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Title
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RS Staffing Services, Inc.

By
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Title
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